EX-99.23(d)(187)

Amendment
to
Investment Advisory and Management Agreement
between
JNL Series Trust
and
Jackson National Asset Management, llc

This Amendment is made as of May 1, 2010, by and between JNL Series Trust, a Massachusetts business trust (“Trust”) and Jackson National Asset Management, LLC, a Michigan limited liability company (“Adviser”).

Whereas, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 (“Agreement”).

Whereas, Capital Guardian Trust Company was replaced with Franklin Templeton Institutional, LLC as Investment Sub-Adviser for the JNL/Capital Guardian International Small Cap Fund, and the parties wish to amend Schedule A and Schedule B of the Agreement to remove the JNL/Capital Guardian International Small Cap Fund, and add the JNL/Franklin Templeton International Small Cap Growth Fund.

Whereas, the parties also wish to amend Schedule A and Schedule B of the Agreement to add the following six new funds to the Trust: 1) JNL/American Funds Blue Chip Income and Growth Fund; 2) JNL/American Funds Global Bond Fund; 3) JNL/American Funds Global Small Capitalization Fund; 4) JNL/American Funds Growth-Income Fund; 5) JNL/American Funds International Fund; and 6) JNL/American Funds New World Fund.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Advisor agree as follows:

1.	Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2010, attached hereto.

2.	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2010, attached hereto.

3.	This Amendment may be executed in two or more counterparts, which together shall constitute one document.

In Witness Whereof, the Advisor and the Trust have caused this Amendment to be executed as of this 1st day of May, 2010.

JNL Series Trust	Jackson National Asset Management, LLC

By: /s/ Susan S. Rhee	By: /s/ Mark D. Nerud
Name: Susan S. Rhee	Name: Mark D. Nerud
Title: Vice President, Counsel, and Secretary	Title: President

Schedule A
Dated May 1, 2010
(List of Funds)

JNL/American Funds Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL/AIM International Growth Fund
JNL/AIM Large Cap Growth Fund
JNL/AIM Global Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Capital Guardian U.S. Growth Equity Fund
JNL/Capital Guardian Global Diversified Research Fund
JNL/Capital Guardian Global Balanced Fund
JNL/Credit Suisse Commodity Securities Fund
JNL/Credit Suisse Long/Short Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Institutional Alt 65 Fund
JNL/Ivy Asset Strategy Fund
JNL/JPMorgan International Value Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Mid Cap Equity Fund
JNL/M&G Global Basics Fund
JNL/M&G Global Leaders Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Global Alpha Fund
JNL/Mellon Capital Management European 30 Fund
JNL/Mellon Capital Management Index 5 Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Pacific Rim 30 Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management 10 x 10 Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/PAM Asia ex-Japan Fund
JNL/PAM China-India Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Select Balanced Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Disciplined Moderate Fund
JNL/S&P Disciplined Moderate Growth Fund
JNL/S&P Disciplined Growth Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P 4 Fund

Schedule B
Dated May 1, 2010
(Compensation)

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Bond Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds Global Small Capitalization Fund	$0 to $1 billion Over $1 billion	.75% .70%
JNL/American Funds Growth-Income Fund	$0 to $1 billion Over $1 billion	.70% .65%
JNL/American Funds International Fund	$0 to $1 billion Over $1 billion	.85% .80%
JNL/American Funds New World Fund	$0 to $1 billion Over $1 billion	1.05% 1.00%
JNL/AIM International Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/AIM Large Cap Growth Fund	$0 to $150 million Over $150 million	.70% .65%
JNL/AIM Global Real Estate Fund	$0 to $50 million Over $50 million	.75% .70%
JNL/AIM Small Cap Growth Fund	$0 to $300 million Over $300 million	.85% .80%
JNL/Capital Guardian U.S. Growth Equity Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.70% .65% .60% .55%
JNL/Capital Guardian Global Diversified Research Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.75% .70% .65% .60%
JNL/Capital Guardian Global Balanced Fund	$0 to $500 million Over $500 million	.65% .60%
JNL/Credit Suisse Commodity Securities Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/Credit Suisse Long/Short Fund	$0 to $300 million Over $300 million	.80% .75%
JNL/Eagle Core Equity Fund	$0 to $100 million $100 million to $300 million Over $300 million	.65% .60% .55%
JNL/Eagle SmallCap Equity Fund	$0 to $100 million $100 million to $500 million Over $500 million	.75% .70% .65%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	0%
JNL/Franklin Templeton Global Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.75% .65% .60%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million Over $500 million	.80% .75% .65% .60%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $500 million Over $500 million	.95% .90%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/Franklin Templeton Small Cap Value Fund	$0 to $200 million $200 million to $500 million Over $500 million	.85% .77% .75%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million Over $500 million	.60% .55%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million Over $200 million	.75% .70%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million Over $100 million	.75% .70%
JNL/Institutional Alt 20 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/Institutional Alt 35 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/Institutional Alt 50 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/Institutional Alt 65 Fund	$0 to $500 million Over $500 million	.15% .10%
JNL/Ivy Asset Strategy Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/JPMorgan International Value Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/JPMorgan MidCap Growth Fund	$0 to $250 million $250 million to $750 million $750 million to $1,500 million Over $1,500 million	.70% .65% .60% .55%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Lazard Emerging Markets Fund	$0 to $100 million $100 million to $250 million Over $250 million	1.00% .90% .85%
JNL/Lazard Mid Cap Equity Fund	$0 to $50 million $50 million to $250 million Over $250 million	.75% .70% .65%
JNL/M&G Global Basics Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/M&G Global Leaders Fund	$0 to $500 million Over $500 million	.85% .80%
JNL/Mellon Capital Management Bond Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Management Global Alpha Fund	$0 to $500 million Over $500 million	1.00% .90%
JNL/Mellon Capital Management European 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Management Index 5 Fund	All assets	0%
JNL/Mellon Capital Management International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Management Pacific Rim 30 Fund	$0 to $50 million $50 to $100 million Over $100 million	.37% .31% .28%
JNL/Mellon Capital Management Small Cap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Management 10 x 10 Fund	All assets	0%
JNL/Mellon Capital Management S&P 500 Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Oppenheimer Global Growth Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/PAM Asia ex-Japan Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/PAM China-India Fund	$0 to $500 million Over $500 million	.90% .85%
JNL/PIMCO Real Return Fund	$0 to $1 billion Over $1 billion	.50% .475%
JNL/PIMCO Total Return Bond Fund	All assets	.50%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	.50% .45% .425%
JNL/PPM America Mid Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Small Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/PPM America Value Equity Fund	$0 to $300 million Over $300 million	.55% .50%
JNL/Red Rocks Listed Private Equity Fund	$0 to $200 million Over $200 million	.85% .80%
JNL/Select Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%
JNL/Select Money Market Fund	$0 to $500 million Over $500 million	0.28% 0.25%
JNL/Select Value Fund	$0 to $300 million $300 million to $500 million Over $500 million	.55% .50% .45%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 to $500 million Over $500 million	.65% .60% .55%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million Over $150 million	.75% .70%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $250 million Over $250 million	.45% .40%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 to $500 million Over $500 million	.70% .65% .60%
JNL/S&P Managed Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Conservative Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Disciplined Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Disciplined Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Disciplined Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Competitive Advantage Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Intrinsic Value Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P Total Yield Fund	$0 to $500 million Over $500 million	.40% .35%
JNL/S&P 4 Fund	All Assets	0%